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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           Amendment No. 2 to FORM 8-K
                                       On
                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 2006

                                Able Energy, Inc.
                 (Exact name of registrant specified in charter)

        Delaware                    001-15035                    22-3520840
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)

                     198 Green Pond Road, Rockaway, NJ 07866
               (Address of principal executive offices) (Zip Code)

                                 (973) 625-1012
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

This Amendment No. 2 to Form 8-K on Form 8-K/A is being filed in order to amend exhibit 16 to reflect the Amendment No. 1 to Form 8-K filed on Form 8-K/A that clarified certain of the information disclosed in the Company's Current Report on Form 8-K filed January 9, 2005 under Item 4.01(a)(ii) and Item 4.01(a)(iv).

(C)  EXHIBITS.

EXHIBIT NO.    DESCRIPTION
-------------  -----------------------------------------------------------------

16.1 Letter from Simontacchi & Company LLP to the Securities and Exchange Commission regarding change in certifying accountants.*
16.2 Amended Letter from Simontacchi & Company LLP to the Securities and Exchange Commission regarding change in certifying accountants.
* Previously filed.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2006

                                                ABLE ENERGY, INC.


                                                By: /s/ Gregory D. Frost
                                                    -------------------------
                                                    Gregory D. Frost, CEO